(Official Form 1)(9/01)

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 FORM B1                                     United States Bankruptcy Court                                  VOLUNTARY PETITION
                                              Southern District of New York
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 Name of Debtor (if individual, enter Last, First, Middle):           Name of Joint Debtor (Spouse) (Last, First, Middle):
 Enron Corp.
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 All Other Names used by the Debtor in the last 6 years               All Other Names used by the Joint Debtor in the last 6 years
 (include married, maiden, and trade names):                          (include married, maiden, and trade names):
 New Falcon Corp.
 Enron Oregon Corp.
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 Soc. Sec./Tax I.D. No. (if more than one, state all):                Soc. Sec./Tax I.D. No. (if more than one, state all):
 47-0255140
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 Street Address of Debtor (No. & Street, City, State & Zip Code):     Street Address of Joint Debtor (No. & Street, City, State
 1400 Smith Street                                                    & Zip Code):
 Houston, Texas 77002
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 County of Residence or of the Principal Place of Business:           County of Residence or of the Principal Place of Business:
 Harris, Texas
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 Mailing Address of Debtor (if different from street address):        Mailing Address of Joint Debtor (if different from street
                                                                      address):
 N/A
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 Location of Principal Assets of Business Debtor
 (if different from street address above): Debtor is holding a company of subsidiaries engaged in the wholesale and commodity market businesses. Principal assets are located at the above address.

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                                         INFORMATION REGARDING DEBTOR (Check applicable boxes)
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 Venue (Check any applicable box)
 | |  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
 |X|  There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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             Type of Debtor (Check all boxes that apply)                      Chapter or Section of Bankruptcy Code Under Which
                                                                                    the Petition is Filed (Check one box)

 | |  Individual(s)                     | |  Railroad                 | |  Chapter 7           |X|  Chapter 11       | |  Chapter 13
 |X|  Corporation                       | |  Stockbroker              | |  Chapter 9           | |  Chapter 12
 | |  Partnership                       | |  Commodity Broker         | |  Sec. 304 - Case ancillary to foreign proceeding
 | |  Other
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              Nature of Debts (Check one box)                                         Filing Fee (Check one box)
 | |  Consumer/Non-Business      |X|  Business
------------------------------------------------------------------    |X|  Full Filing Fee attached
        Chapter 11 Small Business (Check all boxes that apply)        | |  Filing Fee to be paid in installments (Applicable to
                                                                           individuals only) Must attach signed application for the
 | |  Debtor is a small business as defined in 11 U.S.C.ss.101             court's consideration certifying that the debtor is
 | |  Debtor is and elects to be considered a small business under         unable to pay fee except in installments.  Rule 1006(b).
      11 U.S.C.ss. 1121(e) (Optional)                                      See Official Form No. 3.
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 Statistical/Administrative Information (Estimates only)                                                           THIS SPACE IS FOR
                                                                                                                    COURT USE ONLY
 |X|  Debtor estimates that funds will be available for distribution to unsecured creditors.
 | |  Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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 Estimated Number of Creditors
        1-15              16-49             50-99             100-199           200-999          1000-over
        | |                | |               | |                | |               | |               |X|
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 Estimated Assets (Book Value as of 12/31/00)
   $0 to   $50,001 to  $100,001 to  $500,001 to $1,000,001 to  $10,000,001 to  $50,000,001 to       More than
  $50,000   $100,000    $500,000    $1 million   $10 million    $50 million     $100 million      $100 million
    | |        | |         | |          | |          | |            | |              | |               |X|
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 Estimated Debts (as of 12/31/00)
   $0 to   $50,001 to  $100,001 to  $500,001 to $1,000,001 to  $10,000,001 to  $50,000,001 to       More than
  $50,000   $100,000    $500,000    $1 million   $10 million    $50 million     $100 million      $100 million
    | |        | |         | |          | |          | |            | |              | |               |X|
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 (Official Form 1)                                                                                                   FORM B1, Page 2
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 Voluntary Petition                                                   Name of Debtor(s):
 (This page must be completed and filed in every case)                Enron Corp.
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                      Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheet)
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 Location:                                                            Case Number:                           Date Filed:
 Where Filed: N/A                                                     N/A                                    N/A
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   Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)
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 Name of Debtor:                                                      Case Number:                           Date Filed:
                  See Attached
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 District:                                                            Relationship:                          Judge:
                  See Attached
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                                                               SIGNATURES
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            Signature(s) of Debtor(s) (Individual/Joint)                                          Exhibit A

 I declare under penalty of perjury that the information            (To be completed if debtor is required to file periodic reports
 provided in this petition is true and correct.                       (e.g., forms 10K and 10Q) with the Securities and Exchange
                                                                      Commission pursuant to Section 13 or 15(d) of the Securities
 [If petitioner is an individual whose debts are primarily          Exchange Act of 1934 and is requesting relief under chapter 11)
 consumer debts and has chosen to file under chapter 7]
 I am aware that I may proceed under chapter 7, 11, 12 or           |X|   Exhibit A is attached and made a part of this petition.
 13 of title 11, United States Code, understand the relief          ---------------------------------------------------------------
 available under each such chapter, and choose to proceed                                       Exhibit B
 under chapter 7.
                                                                               (To be completed if debtor is an individual
 I request relief in accordance with the chapter of title 11,                   whose debts are primarily consumer debts)
 United States Code, specified in this petition.
                                                                   I, the attorney for the petitioner named in the foregoing
 X                                                                 petition, declare that I have informed the petitioner that
  --------------------------------------------------------         [he or she] may proceed under chapter 7, 11, 12, or 13 of
 Signature of Debtor                                               title 11, United States Code, and have explained the relief available under each such chapter.
 X
  --------------------------------------------------------           X
 Signature of Joint Debtor                                            -------------------------------------------------------------
                                                                                Signature of Attorney for Debtor(s) Date
 X                                                                 -----------------------------------------------------------------
  --------------------------------------------------------                              Exhibit C
 Telephone Number (If not represented by attorney)
                                                                   Does the debtor own or have possession of any property that
 --------------------------                                        poses or is alleged to pose a threat of imminent and
 Date                                                              identifiable harm to public health or safety?
                                                                   | | Yes and Exhibit C is attached and made a part of this
                                                                       petition.
                                                                   |X| No

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                Signature of Attorney                                         Signature of Non-Attorney Petition Preparer

 X/s/ Brian S. Rosen                                               I certify that I am a bankruptcy petition preparer as defined in
----------------------------------------------------------         11 U.S.C.ss. 110, that I prepared this document for compensation,
 Signature of Attorney for Debtor(s)                               and that I have provided the debtor with a copy of this document.

 Melanie Gray                   Brian S. Rosen                        ---------------------------------------------------------
 Weil, Gotshal & Manges LLP     Weil, Gotshal & Manges LLP            Printed Name of Bankruptcy Petition Preparer
 700 Louisiana, Suite 1600      767 Fifth Avenue
 Houston, Texas 77002           New York, New York 10153              ---------------------------------------------------------
 Telephone: (713) 546-5000      Telephone: (212) 310-8000             Social Security Number

 12/02/01                                                             ---------------------------------------------------------
 ---------------------------                                          Address
 Date
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       Signature of Debtor (Corporation/Partnership)               Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:
 I declare under penalty of perjury that the information
 provided in this petition is true and correct, and that
 I have been authorized to file this petition on behalf            If more than one person prepared this document, attach
 of the debtor.                                                    additional sheets conforming to the appropriate official
                                                                   form for each person.
 The debtor requests relief in accordance with the chapter
 of title 11, United States Code, specified in this petition.
                                                                   X
 X/s/ Raymond M. Bowen, Jr.                                        ---------------------------------------------------------
 ---------------------------------------------------------         Signature of Bankruptcy Petition Preparer
 Signature of Authorized Individual
                                                                   ----------------------------------------------------------
 Raymond M. Bowen, Jr.                                             Date
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 Printed Name of Authorized Individual                             A bankruptcy petition preparer's failure to comply with
                                                                   the provisions of title 11 and the Federal Rules of
 EVP - Finance and Treasurer                                       Bankruptcy Procedure may result in fines or imprisonment
 ---------------------------------------------------------         or both. 11 U.S.C.ss.110; 18 U.S.C.ss.156.
 Title of Authorized Individual

 12/02/01
 ---------------------------
 Date

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WEIL, GOTSHAL & MANGES LLP
Attorneys For The Debtors
767 Fifth Avenue
New York, New York 10153
(212) 310-8000
Martin J. Bienenstock (MB 3001)
Brian S. Rosen (BR 0571)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------- x
                                    :
                                    :     Chapter 11 Case No.
In re                               :
                                    :     01-________________
ENRON CORP.                         :     (____)
                                    :
                                    :
                          Debtor.   :
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                        EXHIBIT "A" TO VOLUNTARY PETITION

1. If any of debtor's securities are registered under Section 12 of the Securities Exchange Act of 1934, provide SEC file number: 1-13159

2. The following financial data is the latest available information and refers to the debtor's financial condition on October 31, 2001:

     (a) Total Assets                                       $24,759,295,677.00

     (b) Total Debts (including debts listed in 2.c. below) $13,151,751,966.00\1

     (c) Debt securities held by more than 500 holders:                     -0-

     (d) Number of total shares of preferred stock            1,570,934.568509

     (e) Number of shares of common stock

         (i)   743,905,381 outstanding shares of Enron Corp. common stock;

         (ii) 85,479,162 shares of Enron Corp. common stock reserved for issuance upon exercise of outstanding options;


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1 This amount does not reflect off-balance sheet and contingent obligations.


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         (iii) 6,400,000 shares of Enron Corp. common stock reserved for issuance upon exercise of an option held by Bank of America; and

         (iv) 167,053,369 shares of Enron Corp. common stock reserved for issuance upon conversion of outstanding Enron Corp. convertible or exchangeable securities.

     Comments, if any:

3.   Brief description of debtor's business:

     Enron Corp. is a holding company of subsidiaries engaged in wholesale merchant and commodity market businesses, the management of end-use retail customer energy services, the operation of gas transmission systems, and the worldwide management of energy related assets and broadband services.

4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of the debtor:

     (a)  AXA Financial, Inc.\2                                          5.75%

     (b)  Janus Capital Corporation                                      5.54%


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2 As of the fiscal quarter ended September 30, 2001.


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                       ATTACHMENT A TO VOLUNTARY PETITION

                    PENDING BANKRUPTCIES FILED BY AFFILIATES

Contemporaneously herewith, the Debtor and each of the affiliated entities listed below filed in this Court a voluntary petition for relief under chapter 11 or title 11 of the Unites States Code:

      Enron Metals & Commodity
      Enron Corp.
      Enron North America Corp.
      Enron Power Marketing, Inc.
      PBOG Corp.
      Smith Street Land Company
      Enron Broadband Services, Inc.
      Enron Energy Services Operations, Inc.
      Enron Energy Marketing Corp.
      Enron Energy Services, Inc.
      Enron Energy Services L.L.C.
      Enron Transportation Services Company
      BAM Leasing Company
      ENA Asset Holdings, L.P.

In addition, at the time of the filing of these voluntary petitions, these entities collectively filed a motion seeking entry of an order jointly administering and consolidating for administrative purposes only these chapter 11 cases.